Exhibit 10.2

AGREEMENT

This Agreement is entered into as of November 1, 2011 by and among Advant-e Corporation, a Delaware corporation (“Advant-e”), Edict Systems, Inc., an Ohio corporation (“Edict Systems”) and Jon Asian LLC, an Ohio limited liability company (“Jon Asian”).

WHEREAS Edict and Jon Asian entered into that certain Lease Agreement dated as of November 1, 2011 (the “Lease”) wherein Jon Asian agreed to rent the building and land located at 2434 Esquire Drive, Beavercreek, Ohio 45431 (the “Premises”) to Edict Systems for a period of five (5) years;

WHEREAS Edict Systems is a wholly-owned subsidiary of Advant-e, and the Premises shall be the principal place of business of Advant-e;

WHEREAS, Jason K. Wadzinski is the sole member of Jon Asian, the President, CEO and Chairman of the Board of Directors of Advant-e and Edict Systems, and the owner of more than 54% of the issued and outstanding shares of Advant-e;

WHEREAS, the parties desire to protect the interests of the minority shareholders of Advant-e;

Now, therefore, for good and valuable consideration, the parties agree as follows:

1. Edict Systems and Jon Asian agree not to alter or amend in any way the terms and conditions of the Lease without the prior written approval of Advant-e acting on behalf of Edict Systems. The parties further agree that Advant-e’s approval of any amendment to the Lease will require the approval by more than 75% of the shareholders of Advant-e.

2. The parties agree not to alter or amend in any way the terms and conditions of this Agreement except in a written instrument signed by the parties to this Agreement that has been approved by more than 75% of the shareholders of Advant-e.

3. This Agreement shall be construed in accordance with and governed by the law of the State of Ohio.

The parties have executed this Agreement on February 3, 2012.

JON ASIAN, LLC

By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski
Sole Member

EDICT SYSTEMS, INC.

By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski
President, CEO and Chairman of the Board

By:	/s/ James E. Lesch
James E. Lesch
Chief Financial Officer and Board Member

ADVANT-E CORPORATION

By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski
President, CEO and Chairman of the Board

By:	/s/ James E. Lesch
James E. Lesch
Chief Financial Officer and Board Member

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